SCHEDULE FOR COMPUTATION OF EACH PERFORMANCE QUOTATION
PROVIDED IN THE REGISTRATION STATEMENT

(1) ENDING REDEMPTION VALUE AND TOTAL RETURN

Value of an initial investment at the end of a period and total return for the period are computed as set forth below.

 (A) Initial investment DIVIDED BY
  Public offering price for one share at
  beginning of period EQUALS
  Number of shares initially purchased

 (B) Number of shares initially purchased PLUS
  Number of shares acquired at net asset
  value through reinvestment of dividends
  and capital gain distributions during period EQUALS
  Number of shares purchased during period

 (C) Number of shares purchased during period MULTIPLIED BY
  Net asset value of one share as of the last day of the period EQUALS
  Value of investment at end of period

 (D) Value of investment at end of period DIVIDED BY
  Initial investment
  minus one and then multiplied by 100 EQUALS
  Total return for the period expressed as a percentage

                                   EXHIBIT 16
(2) TOTAL RETURN
Total return quotations for the 1-year and lifetime periods ended on the date of the most recent balance sheet is computed according to the formula set forth below.
        P(1+T)/n/ = ERV
WHERE: P  = a hypothetical initial investment of $1,000
 T  = total return
 n  = number of years
 ERV = ending redeemable value of a hypothetical $1,000 investment as of the end of the 1-year and lifetime periods (computed in accordance with the formula set forth in (1), above)

THUS:
  TOTAL RETURN AT PUBLIC OFFERING PRICE:
  1 Year Rate of Return 1,000(1+T)/1/ = $1,032.90
                                        T = +3.29%
  Lifetime Rate of Return 1,000(1+T)/1.847/ = $1,153.54
                                              T = +8.04%

Hypothetical illustrations which are based on $1,000 and $10,000 initial investments used to obtain ending values over various time periods are attached.

 (3) YIELD
Yield is computed as set forth below.

 (A) Dividends and interest earned during the period MINUS
  Expenses accrued for the period EQUALS
  Net investment income

 (B) Net income investment    DIVIDED BY
 Average daily number of shares
  outstanding during the period that
   were entitled to receive dividends EQUALS
 Net investment income per share earned
  during the period

 (C) Net investment income per share earned during the period DIVIDED BY
 Maximum offering price per share on
   last day of the period EQUALS
 Current month's yield

 (D) Current months yield      PLUS ONE RAISED  TO THE SIXTH  POWER      EQUALS
  Semiannual compounded yield

 (E) Semiannual compounded yield     MINUS ONE  MULTIPLIED
  BY TWO EQUALS
 Annualized rate

                                   AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.

                                                 SALES                      NET ASSET      INITIAL
                       INITIAL    OFFERING     CHARGE         SHARES         VALUE       NET ASSET
            DATE      INVESTMENT     PRICE     INCLUDED      PURCHASED      PER SHARE       VALUE
           8/01/95         1000.00      15.90       4.75 %          62.893        15.140             952
                                     DIVIDENDS AND CAPITAL GAINS REINVESTED
           ============COST OF SHARES=============         ===============VALUE OF SHARES=====================
                        CURRENT    CUM.    TOTAL    CURRENT            FROM           FROM
             CUM        INCOME    INCOME  INVM'T   CAP GAIn    FROM   CAP GAINS   SUB- DIVS   TOTAL   SHARES
 DATE      INV'M'T       DIVS      DIVS    COST    DISTRIB'N INV'M'T   REINV'D    TOTAL REINV'D VALUE    HELD
 7/31/96      1000        57         57      1057        18    958     18        976 56   1032.90 67.820
                                         TOTAL   $      18

                                   AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.

                                                      SALES                      NET ASSET      INITIAL
                             INITIAL    OFFERING     CHARGE         SHARES         VALUE       NET ASSET
                 DATE      INVESTMENT     PRICE     INCLUDED      PURCHASED      PER SHARE       VALUE
               9/26/94         1000.00      15.00       4.75 %          66.667        14.290             953
                                          DIVIDENDS AND CAPITAL GAINS REINVESTED
           ============COST OF SHARES=============            ================VALUE OF SHARES=====================
                        CURRENT    CUM.    TOTAL    CURRENT                 FROM            FROM
             CUM        INCOME    INCOME  INVM'T   CAP GAIN      FROM     CAP GAINS   SUB-  DIVS    TOTAL  SHARES
 DATE      INV'M'T       DIVS      DIVS    COST    DISTRIB'N   INV'M'T     REINV'D    TOTAL REINV'D VALUE  HELD
 7/31/95      1000        52         52      1052         0       1009          0       1009 54     1063.40 70.238
 7/31/96      1000        64        116      1116        20       1015         20       1035 118    1153.54 75.741
                                         TOTAL   $      20

                         AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.

                                         SALES                 NET ASS INITIAL
                 INITIAL      OFFERINCHARGE    SHARES            VALUENET ASSET
            DATE INVESTMENT   PRICE  INCLUDED  PURCHASEPER     SHARE  VALUE
         ********   1000        15.9     4.75 % 62.893          15.14              952
                              DIVIDENDS AND CAPITAL GAINS REINVESTED
         ============COST OF SHARES============================VALUE OF SHARES====================
                 CURRENT  CUM. TOTAL   CURRENT            FROM          FROM
            CUM  INCOME  INCOMINVM'T CAP GAIN     FROM CAP GAINSUB-     DIVS  TOTAL    SHARES
DATE     INV'M'T   DIVS   DIVS  COST DISTRIB'N INV'M'T  REINV'DTOTAL  REINV'D VALUE     HELD
07/31/96    1000      57   57   1057        18     958      18    976      56   1032.9      67.82
                              TOTAL        $18

                         AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.

                                         SALES                 NET ASS INITIAL
                 INITIAL      OFFERINCHARGE    SHARES            VALUENET ASSET
            DATE INVESTMENT   PRICE  INCLUDED  PURCHASEPER     SHARE  VALUE
         ********   1000          15     4.75 % 66.667          14.29              953
                              DIVIDENDS AND CAPITAL GAINS REINVESTED
         ============COST OF SHARES============================VALUE OF SHARES====================
                 CURRENT  CUM. TOTAL   CURRENT            FROM          FROM
            CUM  INCOME  INCOMINVM'T CAP GAIN     FROM CAP GAINSUB-     DIVS  TOTAL    SHARES
DATE     INV'M'T   DIVS   DIVS  COST DISTRIB'N INV'M'T  REINV'DTOTAL  REINV'D VALUE     HELD
07/31/95    1000      52   52   1052         0    1009       0   1009      54   1063.4     70.238
07/31/96    1000      64  116   1116        20    1015      20   1035     118  1153.54     75.741
                              TOTAL        $20


                         AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.

                                         SALES                 NET ASS INITIAL
                 INITIAL      OFFERINCHARGE    SHARES            VALUENET ASSET
            DATE INVESTMENT   PRICE  INCLUDED  PURCHASEPER     SHARE  VALUE
         ********   1000       16.08     4.75 % 62.189          15.32              953
                              DIVIDENDS AND CAPITAL GAINS REINVESTED
         ============COST OF SHARES============================VALUE OF SHARES====================
                 CURRENT  CUM. TOTAL   CURRENT            FROM          FROM
            CUM  INCOME  INCOMINVM'T CAP GAIN     FROM CAP GAINSUB-     DIVS  TOTAL    SHARES
DATE     INV'M'T   DIVS   DIVS  COST DISTRIB'N INV'M'T  REINV'DTOTAL  REINV'D VALUE     HELD
09/30/96    1000      57   57   1057        18     955      17    972      57  1029.48     67.067
                              TOTAL        $18

                         AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.

                                         SALES                 NET ASS INITIAL
                 INITIAL      OFFERINCHARGE    SHARES            VALUENET ASSET
            DATE INVESTMENT   PRICE  INCLUDED  PURCHASEPER     SHARE  VALUE
         ********   1000       15.32     0.00 % 65.274          15.32             1000
                              DIVIDENDS AND CAPITAL GAINS REINVESTED
         ============COST OF SHARES============================VALUE OF SHARES====================
                 CURRENT  CUM. TOTAL   CURRENT            FROM          FROM
            CUM  INCOME  INCOMINVM'T CAP GAIN     FROM CAP GAINSUB-     DIVS  TOTAL    SHARES
DATE     INV'M'T   DIVS   DIVS  COST DISTRIB'N INV'M'T  REINV'DTOTAL  REINV'D VALUE     HELD
09/30/96    1000      60   60   1060        18    1002      18   1020      60  1080.53     70.393
                              TOTAL        $18

                         AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.

                                         SALES                 NET ASS INITIAL
                 INITIAL      OFFERINCHARGE    SHARES            VALUENET ASSET
            DATE INVESTMENT   PRICE  INCLUDED  PURCHASEPER     SHARE  VALUE
         ********   1000          15     4.75 % 66.667          14.29              953
                              DIVIDENDS AND CAPITAL GAINS REINVESTED
         ============COST OF SHARES============================VALUE OF SHARES====================
                 CURRENT  CUM. TOTAL   CURRENT            FROM          FROM
            CUM  INCOME  INCOMINVM'T CAP GAIN     FROM CAP GAINSUB-     DIVS  TOTAL    SHARES
DATE     INV'M'T   DIVS   DIVS  COST DISTRIB'N INV'M'T  REINV'DTOTAL  REINV'D VALUE     HELD
09/30/94    1000       0    0   1000         0     950       0    950       0      950     66.667
09/30/95    1000      62   62   1062         0    1021       0   1021      65  1086.33     70.909
09/30/96    1000      65  127   1127        20    1023      20   1043     130   1173.8     76.469
                              TOTAL        $20

                         AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.

                                         SALES                 NET ASS INITIAL
                 INITIAL      OFFERINCHARGE    SHARES            VALUENET ASSET
            DATE INVESTMENT   PRICE  INCLUDED  PURCHASEPER     SHARE  VALUE
         ********   1000       14.29     0.00 % 69.979          14.29             1000
                              DIVIDENDS AND CAPITAL GAINS REINVESTED
         ============COST OF SHARES============================VALUE OF SHARES====================
                 CURRENT  CUM. TOTAL   CURRENT            FROM          FROM
            CUM  INCOME  INCOMINVM'T CAP GAIN     FROM CAP GAINSUB-     DIVS  TOTAL    SHARES
DATE     INV'M'T   DIVS   DIVS  COST DISTRIB'N INV'M'T  REINV'DTOTAL  REINV'D VALUE     HELD
09/30/94    1000       0    0   1000         0     997       0    997       0    997.2     69.979
09/30/95    1000      66   66   1066         0    1072       0   1072      68   1140.3     74.432
09/30/96    1000      68  134   1134        21    1074      21   1095     137   1232.1     80.267
                              TOTAL        $21